SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act

January 20, 2011
Date of Report

(Date of Earliest Event Reported)

Commission File No. 333-146441

RELIABRAND INC.

(Exact name of Registrant as specified in its charter)

Nevada, USA	75-3260541
(State of Incorporation)	(IRS Employer Identification No.)

23890 Copper Hill Drive, #206, Valencia CA 91354

(Address of principal executive offices)(Zip Code)

Company's telephone number, including area code: (661) 414-7125

EXPLANATORY NOTE

On January 27, 2011, we filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Report”) to disclose that we had entered into an Asset Purchase Agreement with 0875505 B.C. Ltd. (“0875505 BC), a British Columbia company, to acquire multiple patents and trademarks acquired by 0875505 BC originally owned and developed by Adiri, Inc., which 0875505 BC acquired from Adiri’s receiver.  This Current Report on Form 8-K/A amends and supplements the Original Report to provide the required the required financial statements and pro forma financial information to Item 2.01 of the Original Report.  The other disclosures made in the Original Report are unchanged.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements, which reflect our views with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words "anticipates", "believes", "estimates", "expects", "plans", "projects", "targets" and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. Except to the extent required by applicable securities laws, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Important factors that may cause actual results to differ from those projected include the risk factors specified below.

STOCK SPLIT AND NAME CHANGE

On February 3, 2011, the Company filed amended Articles of Incorporation with the Nevada Secretary of State to change its name from A & J Venture Capital Group, Inc. to Reliabrand Inc.    On February 24, 2011, the Company’s previously approved reverse stock split of 100-to-1 was implemented by FINRA and the Company’s stock now trades under the symbol “RLIA.”  The information in this report has been revised to give effect to the name change and the reverse stock split.

Item 2.01 Completion of Acquisition or Disposition of Assets

On January 20, 2011, Reliabrand Inc. fka A & J Venture Capital Group, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Agreement”) with 0875505 B.C. Ltd. (“0875505 BC”), a British Columbia, Canada company.  The Company has acquired multiple patents and trademarks previously owned by Adiri, Inc. (“Adiri”) and ultimately acquired by 0875505 BC.  These patents and trademarks relate to a baby bottle and related components that 0875505 BC has expended approximately $1,500,000 in acquiring and further development.  The Company is issuing 35,000,000 shares of its common stock, par value $.0001, to 0875505 BC for these assets.

The Adiri™ brand was one of the first baby bottle manufacturers to offer BPA-FREE products when it was launched in 2007.   The Company is presently working on developing a baby bottle that the Company believes will be one of the first to be certified free of all Estrogenic Activity (EA).  The Adiri™ Natural Nurser™ bottle achieved more international design recognition than any other bottle of any kind in history, winning 15 internationally recognized product design competitions including tying for first place with the “Apple iPod touch” among 23,000 international product submissions.  The iconic and patented “natural breast shape” and “petal vent” are among the features that reduced colic and improved the infant feeding experiences that resulted in earning Adiri™ the prestigious MDEA (Medical Design Excellence Award).

The Company acquired from 0875505 BC  all right, title, interest, applications and registrations of all the trademarks and patents of Adiri acquired by 0875505 BC in the following jurisdictions:  Australia, Brazil, Canada, Chile, China, Columbia, the European Union, Hong Kong, Israel, Japan, Mexico, New Zealand, Russia, South Africa, South Korea, Switzerland, Taiwan, and the United States.  There are four U.S. patents, one EP patent application (valid until 2019), and one Canadian patent covering Adiri’s unique breast shaped nipple (5,690,679, 5,993,479).  There are additional U.S. utility & design patent applications pending as well as a PCT application filed along with numerous International Registered Trademarks.

The Adiri products have won 15 International Design Awards:

•iF International Forum Design Awards 2008, Global—Winner
•Creative Child Magazine Magazine2008, USA-Top Choice of 2008
•Mom's Best Award Fall 2008, USA—Winner.
•iParentingMedia Awards Greatest Products of 2008
•Spark 2008 Design Awards, 2008, USA—Gold Medal Winner
•Business Week's IDEA: Design Award, 2008, USA—Winner
•D&AD "Yellow Pencil" Product Design Award, 2008,
•Creative Child Magazine, 2008, USA—Top Choice Award
•ID Magazine, 2008, USA—Design Review Winner
•Medical Design Excellence Award, 2008,
•Red Dot Design Awards, 2008, Germany
•Good Design Awards, 2007, USA—Winner, Chicago Athenaeum Museum of Architecture and Design
•G-Mark Good Design Awards, 2007, Japan—Winner, Good Design Award in Product Design/Everyday Goods category
•Pasadena Museum of California Art, 2007, USA —Selected for display in prestigious design exhibition in Los Angeles
•Creative Child Magazine 2007, USA—Winner, Best Bottle Award

With the acquisition of these assets including the patents and trademarks, the Company is commencing operations in the baby bottle industry.  It is currently developing a newer version of the baby bottle that Adiri was previously producing that it hopes will be one of the first baby bottles that will be free of Estrogenic Activity (EA) as well as being BPA-free.  The Company intends to aggressively promote and market the bottles and hopes to secure retail distribution outlets for the bottles.  To achieve that goal, the Company has begun negotiation with large retail chains to supply the Adiri bottles for sale to retail customers.

Item 9.01  Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired .

The following information for 0875505 BC is filed as Exhibit 99.1 hereto and incorporated by reference herein:

Report of Independent Auditor
Balance Sheet as of December 31, 2010
Statement of Operations for the fiscal year ended December 31, 2010
Statements of Shareholders’ Equity for the fiscal year ended December 31, 2010
Statement of Cash Flows for the fiscal year ended December 31, 2010
Notes to Financial Statements

(b)           Pro Forma Financial Information .

The following information for Reliabrand Inc. is filed as Exhibit 99.2 hereto and incorporated by reference herein:

Basis of Presentation
Unaudited Pro Forma Combined Balance Sheet as of December 31, 2010
Unaudited Pro Forma Combined Statement of Operations for the year ended June 30, 2010
Unaudited Pro Forma Combined Statement of Operations for the nine months ended December 31, 2010
Notes to Unaudited Pro Forma Combined Financial Statements

(d)         Exhibits .

Exhibit
Number	Description
99.1*	Audited Financial Statements for 0875505 B.C. Ltd. For the fiscal year ended December 31, 2010
99.2*	Unaudited Combined Pro Forma Financial Information for Reliabrand Inc.
*    Exhibit filed herewith

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

April 8, 2011	RELIABRAND INC.

/s/ Antal Markus
Antal Markus, CEO